UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

May 6, 2003
Date of Report (Date of earliest event reported)

CROWN MEDIA HOLDINGS, INC.

(Exact name of Registrant as Specified in Charter)

Delaware (State or other Jurisdiction of Incorporation)	000-30700 (Commission File Number)	84-1524410 (IRS Employer Identification No.)

6430 S. Fiddlers Green Circle, Suite 500
Greenwood Village, Colorado 80111
(Address of Principal Executive Offices)

(303) 220-7990
Registrant’s telephone number, including area code

SIGNATURES
EXHIBIT INDEX
EX-99.1 Press release issued on May 6, 2003

Item 7. Financial Statements and Exhibits

(c)	A list of exhibits filed herewith is contained on the Exhibit Index which immediately precedes such exhibits and is incorporated herein by reference.

Item 9. Regulation FD Disclosure

The following information is furnished pursuant to Item 12 “Results of Operations and Financial Condition.”

On May 6, 2003, Crown Media Holdings, Inc. issued a press release announcing its first quarter 2003 operating results. The press release is furnished as Exhibit 99.1 to this Form 8-K.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWN MEDIA HOLDINGS, INC. (Registrant)

Date	May 6, 2003	By	/s/ William J. Aliber William J. Aliber Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press release issued on May 6, 2003, announcing operating results for Crown Media Holdings, Inc. for the first quarter 2003.

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